UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

CAPSTONE HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41775	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18400 76th Avenue, Tinley Park, Illinois 60477
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 371-0660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value per share	CAPS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On August 7, 2026, the Chief Financial Officer of Capstone Holding Corp. (the “Company”) concluded that the Company’s previously issued unaudited condensed consolidated financial statements for the three and six months ended June 30, 2025, included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 filed with the Securities and Exchange Commission (the “SEC”) on August 15, 2025, and for the three and nine months ended September 30, 2025, included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the SEC on November 18, 2025, should no longer be relied upon with respect to the weighted average number of common shares outstanding and the related basic and diluted net loss per share. The same conclusion applies to the comparative weighted average number of common shares outstanding and the related basic and diluted net loss per share for the three months ended March 31, 2025, and to the comparative pro forma net loss per share for that period, in each case as presented in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 20, 2026. The Audit Committee of the Company’s Board of Directors concurred in that conclusion on August 10, 2026.

The weighted average share amount reported for the comparative three months ended March 31, 2025 was the number of shares outstanding at March 31, 2025 rather than an average weighted for the portion of the period each share was outstanding. That amount was 5,190,251 as reported and is 1,555,566 as restated, which changes net loss per share for that period from $(0.47) to $(1.56) and the comparative pro forma net loss per share from $(0.29) to $(0.97). Net loss for that period is unchanged. The Company is not amending its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025; the correction is being made in the amendment to the Quarterly Report for the period ended March 31, 2026, where those comparative amounts are presented. The weighted average share amounts reported for the periods ended June 30, 2025 were the number of shares outstanding at the end of the period rather than averages weighted for the portion of the period each share was outstanding. The weighted average share amounts reported for the periods ended September 30, 2025 did not reflect the day weighted average of shares outstanding during the periods. The errors described above affect the weighted average share amounts and the related per share amounts. In the amendments described below the Company is also correcting the schedule of potentially dilutive securities presented in the notes to the financial statements. Net loss, net loss attributable to Capstone Holding Corp. stockholders, the consolidated balance sheets, the consolidated statements of stockholders’ equity (deficit) and the consolidated statements of cash flows are not affected. The financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 are not affected.

The corrections are as follows:

	Three Months Ended March 31, 2025
	As Previously Reported	Adjustment	As Restated
Net loss attributable to Capstone Holding Corp. stockholders (in thousands)	$(2,433)	$—	$(2,433)
Weighted average number of common shares outstanding – basic and diluted	5,190,251	(3,634,685)	1,555,566
Net loss per share attributable to Capstone Holding Corp. stockholders – basic and diluted	$(0.47)	$(1.09)	$(1.56)
Pro forma net loss per common share	$(0.29)	$(0.68)	$(0.97)

	Three Months Ended June 30, 2025
	As Previously Reported	Adjustment	As Restated
Net loss attributable to Capstone Holding Corp. stockholders (in thousands)	$(700)	$—	$(700)
Weighted average number of common shares outstanding – basic and diluted	5,406,305	(171,065)	5,235,240
Net loss per share attributable to Capstone Holding Corp. stockholders – basic and diluted	$(0.13)	$0.00	$(0.13)

	Six Months Ended June 30, 2025
	As Previously Reported	Adjustment	As Restated
Net loss attributable to Capstone Holding Corp. stockholders (in thousands)	$(3,133)	$—	$(3,133)
Weighted average number of common shares outstanding – basic and diluted	5,406,305	(2,000,737)	3,405,568
Net loss per share attributable to Capstone Holding Corp. stockholders – basic and diluted	$(0.58)	$(0.34)	$(0.92)

	Three Months Ended September 30, 2025
	As Previously Reported	Adjustment	As Restated
Net loss attributable to Capstone Holding Corp. stockholders (in thousands)	$(2,014)	$—	$(2,014)
Weighted average number of common shares outstanding – basic and diluted	5,700,214	137,920	5,838,134
Net loss per share attributable to Capstone Holding Corp. stockholders – basic and diluted	$(0.35)	$0.01	$(0.34)

	Nine Months Ended September 30, 2025
	As Previously Reported	Adjustment	As Restated
Net loss attributable to Capstone Holding Corp. stockholders (in thousands)	$(5,147)	$—	$(5,147)
Weighted average number of common shares outstanding – basic and diluted	3,560,035	665,299	4,225,334
Net loss per share attributable to Capstone Holding Corp. stockholders – basic and diluted	$(1.45)	$0.23	$(1.22)

The Company is filing concurrently with this report amendments on Form 10-Q/A to the Quarterly Reports for the periods ended June 30, 2025, September 30, 2025 and March 31, 2026, restating the weighted average share and per share amounts.

In connection with the errors described above, management identified a material weakness in the Company’s internal control over financial reporting relating to the computation and review of the weighted average number of common shares outstanding used to compute net loss per share. The Company will describe the material weakness and the status of remediation in the amended Quarterly Reports.

The Audit Committee and management have discussed the matters disclosed in this Item 4.02(a) with GBQ Partners LLC, the Company’s independent registered public accounting firm.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s intention to file amendments to the affected Quarterly Reports. These statements are subject to risks and uncertainties, including the risk that the completion and filing of the amendments may take longer than expected, and actual results may differ materially. The Company undertakes no obligation to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE HOLDING CORP.

Date: August 12, 2026	By:	/s/ Matthew E. Lipman
Matthew E. Lipman Chief Executive Officer